EXHIBIT 99.2

B. RILEY & CO., inc. and Subsidiary

CONDENSED CONSOLIDATED FIANANCIAL STATEMENTS

AS OF MARCH 31, 2014 AND FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

b. RILEY & CO., INC. AND SUBSIDIARY

TABLE OF CONTENTS

Page(s)

Condensed Consolidated Statement of Financial Condition as of March 31, 2014	3

Condensed Consolidated Statement of Operations and Other Comprehensive Income for the Three Months Ended March 31, 2014 and 2013	4

Condensed Consolidated Statement of Cash Flows for the Three Months Ended March 31, 2014 and 2013	5

Notes to Condensed Financial Statements	6 – 13

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b. RILEY & CO., INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

MARCH 31, 2014

(Unaudited)

ASSETS

Cash and cash equivalents (Notes 1 and 5)	$4,361,234
Cash segregated under federal and other regulations (Note 6)	50,000
Due from clearing brokers (Note 5)	250,000
Commissions receivable	885,407
Securities owned, at fair value (Note 4)	2,868,535
Receivables from related parties (Note 3)	645,701
Property and equipment at cost, net of accumulated depreciation of $234,129	136,689
Investment banking fees receivable, net of allowance for doubtful accounts of $104,372	574,863
Investments, available-for-sale (Notes 4 and 7)	2,532,853
Other assets	239,360

$12,544,642

LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES:
Accounts payable and accrued expenses	$1,286,652
Accrued compensation	2,200,807
Securities sold, not yet purchased, at market value (Note 4)	1,194,678
Loans payable	104,546
Other liabilities	97,225

Total liabilities	4,883,908

COMMITMENTS AND CONTINGENCIES (Notes 3 and 5)

SHAREHOLDER'S EQUITY (Note 2):
Common stock, no par value, 1,500 shares issued and outstanding	200,000
Additional paid in capital	17,029,544
Retained deficit	(9,629,927)
Accumulated other comprehensive loss	61,117

Total shareholder's equity	7,660,734

$12,544,642

The accompanying notes are an integral part of this statement.

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b. RILEY & CO., INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

AND OTHER COMPREHENSIVE INCOME

THREE MONTHS ENDED MARCH 31, 2014 AND 2013

(Unaudited)

	THREE MONTHS ENDED MARCH 31,
	2014	2013
REVENUE:
Commissions (Note 3)	$3,925,875	$2,839,422
Investment banking revenues	2,713,445	3,598,559
Rental income	23,014	22,404
Interest income	130,399	90,853
Other income	57,116	62,419
Net investment gains on available-for-sale securities	0	17,413
Net investments gains on marketable securities	462,231	741,451

Total revenue	7,312,080	7,372,521

EXPENSES: (Note 3)
Employee compensation and benefits	3,612,662	3,513,861
Commissions, trading fees, and floor brokerage	1,678,487	1,289,858
Occupancy and rental equipment	275,572	302,259
Communications and information services	276,663	361,440
Interest	6,935	4,810
Taxes (other than income taxes)	33,525	56,418
Other operating expenses	502,253	756,759

Total expenses	6,386,097	6,285,405

INCOME BEFORE INCOME TAX PROVISION	925,983	1,087,116

Income tax provision	29,113	31,494

NET INCOME	896,870	1,055,622

Net unrealized gains on available-for-sale investments (Note 7)	198,545	356,629

COMPREHENSIVE INCOME	$1,095,415	$1,412,251

The accompanying notes are an integral part of this statement.

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b. RILEY & CO., INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2014 AND 2013

(Unaudited)

	THREE MONTHS ENDED MARCH 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$896,870	$1,055,622
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,055	18,368
Loss on sale of fixed asset	-	491
Decrease in due from clearing brokers	-	1,374,554
Increase in commissions receivable	(427,398)	(312,273)
Decrease (increase) in securities owned, at fair value	10,175,572	(3,245,413)
Increase in receivables from related parties	(11,117)	(298,054)
Decrease (increase) in investment banking fees receivable	666,557	(1,607,505)
Decrease in notes receivable	-	1,014,593
Decrease in other assets	55,836	57,515
Increase in accounts payable and accrued expenses	16,191	54,573
Increase in accrued compensation	452,655	377,442
Increase (decrease) in due to clearing broker	(7,231,576)	1,019,146
Increase (decrease) in securities sold, not yet purchased	200,205	(431,271)
Decrease in due to related parties	-	(75,294)
Decrease in loans payable	(4,411)	(4,119)
Increase (decrease) in other liabilities	(70,016)	240,429

Net cash provided by operating activities	4,731,423	(761,196)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	-	(4,124)
Increase in available-for-sale investments	(590,511)	212,796

Net cash used in investing activities	(590,511)	208,672

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholder	(345,376)	(60,000)

NET DECREASE IN CASH AND CASH EQUIVALENTS	3,795,536	(612,524)

CASH AND CASH EQUIVALENTS, at beginning of period	565,698	1,402,591

CASH AND CASH EQUIVALENTS, at end of period	$4,361,234	$790,067

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$6,935	$4,810

The accompanying notes are an integral part of this statement.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 1 -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

B. Riley & Co., Inc. (the “Company”) was originally incorporated in the state of Delaware on February 15, 1996. The Company is the parent company of B. Riley & Co., LLC (the “Subsidiary”), a registered broker-dealer in securities under the Securities Exchange Act of 1934. The Subsidiary is a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor Protection Corporation (“SIPC”). Both the Company and its Subsidiary are affiliated through common ownership with Riley Investment Management.

The Company, through its Subsidiary, is engaged in business as a securities broker-dealer that provides several classes of services, including the sale of equities, market making and research services. The Company also provides investment banking services by engagement and trades securities for its own account.

Effective December 17, 2012, the Company, through its Subsidiary, acquired all assets and liabilities of Caris & Company. B. Riley & Co, LLC is the surviving entity.

On June 18, 2014, all outstanding equity interest of the Company was acquired by Great American Group, Inc., a publicly traded company based in Los Angeles, California.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of B. Riley & Co., Inc. and its Subsidiary, B. Riley & Co., LLC, all of which are under common control (the “Company”). All intercompany balances and transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.   These estimates and assumptions include valuing equity securities and allowance for uncollectible receivables. Actual results could differ from the estimates.

Estimates are used when accounting for certain items such as valuation of securities, reserves for slow moving goods held for sale or auction, the carrying value of intangible assets and goodwill, the fair value of mandatorily redeemable noncontrolling interests and accounting for income tax valuation allowances.

Clearing Agreement

The Subsidiary, under Rule 15c3-3(k)(2)(ii), is exempt from the reserve and possession or control requirements of Rule 15c3-3 of the Securities and Exchange Commission. The Subsidiary does not carry or clear customer accounts. Accordingly, all customer transactions are executed and cleared on behalf of the Subsidiary by its clearing broker on a fully disclosed basis. The Subsidiary’s agreements with its clearing brokers provides that as clearing broker, that firm will make and keep such records of the transactions effected and cleared in the customer accounts as are customarily made and kept by a clearing broker pursuant to the requirements of Rules 17a-3 and 17a-4 of the Securities and Exchange Act of 1934, as amended (the “Act”). It also performs all services customarily incident thereon, including the preparation and distribution of customer’s confirmation and statements and maintenance margin requirements under the Act and the rules of the Self-Regulatory Organizations of which the Subsidiary is a member.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO CONDENSED FINANCIAL STATEMENTS

(continued)

Summary of Significant Accounting Policies

Commissions receivable and receivables from related parties are stated at the face amount with no allowance for doubtful accounts. An allowance for doubtful accounts is not considered necessary because probable uncollectible accounts are immaterial.

Other receivables are valued and reported at net realizable value. They are evaluated on a periodic basis and an allowance for doubtful accounts is established based on the past write-offs, collections and certain current conditions.

The Company has adopted Accounting Standards Codification 220 – Comprehensive Income (“ASC 220”). ASC 220 establishes standards for the reporting and presentation of comprehensive income and its components in the financial statements. Comprehensive income includes net income and “other comprehensive income,” which includes charges or credits to equity that is not the result of transactions with the member. The Company’s only material component of “other comprehensive income” is unrealized loss on available-for-sale investments.

Investments are classified as available-for-sale. These investments consist of equity securities and investments, not readily marketable. The equity securities are valued at quoted market value and the investments are valued at their estimated fair value.

Property and equipment are stated at cost. Depreciation is provided utilizing straight line-and accelerated methods over the estimated useful lives of owned assets, ranging from 5 to 39 years. Repairs and maintenance to these assets are charged to expenses as incurred. Major improvements enhancing the function and/or useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Securities transactions are recorded on a trade date basis with the related commission income and expenses also recorded on a trade date basis.

The Company receives investment banking fees in accordance with terms stipulated in its engagement contracts. Investment banking fees are recognized as earned according to the fee schedule stipulated in the client’s engagement contracts.

Advertising costs are expensed as incurred. For the three months ended March 31, 2104 and 2013, the Company included $16,760 and $9,252, respectively of advertising costs in other operating expenses.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO CONDENSED FINANCIAL STATEMENTS

(continued)

Securities Valuation and Revenue Recognition

The Company records proprietary transactions, commission revenue and related expenses on a trade-date basis. Interest and dividend income are recognized in the period earned.

The Company values its securities in accordance with Accounting Standards Codification 820 - Fair Value Measurements (“ASC 820”). Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumption about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and blockage discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined by the lowest level input that is significant to the fair value measurement.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO CONDENSED FINANCIAL STATEMENTS

(continued)

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

The Company values investments in securities owned and securities sold, not yet purchased based on quoted prices in active markets. These are considered Level 1 securities.

The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads. The spread data used are for the same maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models with yield curves, bond, or single-name credit default swap spreads and recovery rates based on collateral values as key inputs. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Investments in stocks, warrants, notes and other non-marketable securities for which there is no public market are valued based upon a valuation obtained by management. The valuation considers various factors such as earnings history, financial condition, recent sales prices of the issuer’s securities and the proportion of securities owned. The Company currently holds nonpublic common stocks, warrants and notes that are included in Level 3 of the fair value hierarchy as determined under ASC 820.

Cash Equivalents

The Company considers all liquid investments with original maturities of three months or less to be cash equivalents.

Income Taxes

The Company has elected to be treated as an S-corporation for income tax purposes. Accordingly, taxable income and losses of the Company are reported on the income tax return of the Company's shareholder. The provision for income taxes that has been recorded in the accompanying financial statements results from income tax passed through from the Subsidiary. The Subsidiary, as a California limited liability company, is subject to the California limited liability gross receipts fee and a minimum tax provision of $800 annually. The Company is also required to pay nominal amounts of income taxes in various other state jurisdictions, based upon the Company’s presence in those states. For the three months ended March 31, 2014 and 2013, the Company’s income tax provision of $29,113 and $31,494, respectively, consisted of the California gross receipts fee, state franchise taxes, and a 1.5% S-corp tax allocation assigned to the Subsidiary.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO CONDENSED FINANCIAL STATEMENTS

(continued)

The Company is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. The Company files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. The Company is not subject to income tax return examinations by major taxing authorities for years before 2010. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces net assets. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Company recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income taxes payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2013.

NOTE 2 -	NET CAPITAL

Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, the Subsidiary is required to maintain a minimum net capital, as defined under such provisions. At March 31, 2014, the Subsidiary had net capital and net capital requirements of $2,904,805 and $373,500, respectively. The Subsidiary’s net capital ratio (aggregate indebtedness to net capital) was 1.27 to 1. According to Rule 15c3-1, the Subsidiary’s net capital ratio shall not exceed 15 to 1.

NOTE 3 -	COMMITMENTS AND RELATED PARTY TRANSACTIONS

At March 31, 2014, the Company has receivables due from related parties in the amount of $645,701, of which $529,905 is due from an affiliated entity. The remainder is due from the Company’s employees. These receivables are due on demand. The Company also has payables due to related parties in the amount of $25,049 related to the acquisition of another entity.

The Company is affiliated with an investment adviser and earns commissions from introducing trades of affiliated investment partnerships on behalf of the investment adviser. For the three months ended March 31, 2104 such commissions were approximately $114. There were no such commissions during the three months ended March 31, 2013.

The Company has an expense sharing agreement with two affiliated entities, whereby the Company provides personnel, office space, insurance, and various other general services. The affiliates then reimburse the Company based on a set schedule for these services, outlined in the agreement. For the three months ended March 31, 2104 and 2013, the Company received approximately $32,090 and $15,974, respectively, in reimbursements under the agreement.

In May of 2011 the Company began managing a related fund of funds. The Company earned approximately $23,385 for its management for the three months ended March 31, 2014. There were no earned amounts by the Company during the three months ended March 31, 2013.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO CONDENSED FINANCIAL STATEMENTS

(continued)

Total rental expense of approximately $275,572 and $302,259, including the non-cancelable leases referred to above, was charged to operations during the year three months ended March 31, 2104 and 2013, respectively.

NOTE 4 -	FAIR VALUE MEASUREMENTS

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820. See Note 1 for a discussion of the Company’s policies.

The following table presents information about the Company’s assets and liabilities measured at fair value as of March 31, 2014.

	Quoted Prices in	Significant	Significant
	Active Markets	Other Observable	Unobservable
	for Identical Assets	Inputs	Inputs	Balances as of
	(Level 1)	(Level 2)	(Level 3)	March 31, 2014
Securities owned
Common stocks	$2,535,359	$-	$-	$2,535,359
Options	4,056	-	-	4,056
Corporate bonds	-	329,120	-	329,120
Available-for-sale investments	-	1,001,420	1,531,433	2,532,853

	$2,539,415	$1,330,540	$1,531,433	$5,401,388

Securities sold, not yet purchased
Common stocks	$350,304	$-	$-	$350,304
Options	111,100			111,100
Corporate bonds	-	733,274	-	733,274

	$461,404	$733,274	$-	$1,194,678

The following table presents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable and unobservable inputs.

11

b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO CONDENSED FINANCIAL STATEMENTS

(continued)

Valuation techniques and unobservable inputs for Level 3 assets measured at fair value for the year ended March 31, 2014 are as follows:

	Fair Value at	Valuation	Unobservable
Level 3 Fair Value Measurements:	March 31, 2014	Techniques	Inputs

Assets:
Cost,
		Historical Income,	Recent Sales
Available for sale investments	$1,531,433	Comparables	Price

NOTE 5 -	FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND UNCERTAINTIES

In the normal course of business, the Company’s activities through its clearing broker involve the execution, settlement and financing of various customer securities transactions. These activities may expose the Company to off-balance sheet risk. In the event a customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices in order to fulfill the customer’s obligations.

In the Company’s trading activities, the Company has purchased and sold securities for its own account and may incur losses if the market value of the securities changes subsequent to March 31, 2014.

The Company bears the risk of financial failure by its clearing broker. If the clearing broker should cease doing business, the Company’s deposit from this clearing broker could be subject to forfeiture. In addition, the Company has deposits in banks in excess of the FDIC insured amount of $250,000. At March 31, 2014, the Company had $4,111,234 in excess of this requirement, which is subject to loss should the bank cease operations.

The Company’s financial instruments, including due from clearing brokers, receivables, prepaids, notes receivable, deposits, other assets, accounts payable and accrued expenses, accrued compensation due to clearing brokers, due to related parties, loans payable and other liabilities, are carried at amounts that approximate fair value, due to the short-term nature of the instruments. Securities owned and securities sold, but not yet purchased are valued as described in Note 1.

NOTE 6 -	CASH SEGREGATED UNDER FEDERAL AND OTHER REGULATIONS

Cash of $50,000 has been segregated in a special reserve bank account for the benefit of customers under Rule 15c3-3 of the Securities and Exchange Act of 1934, as amended.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO CONDENSED FINANCIAL STATEMENTS

(concluded)

NOTE 7 -	INVESTMENTS, AVAILABLE FOR SALE

Investments, available-for-sale consist of equities and investments that are held for investment purposes and not in the ordinary course of the Company’s business. These investments are carried at their estimated fair value of $2,532,853 at March 31, 2014. As discussed in Note 1, the Company has adopted ASC 220, which establishes standards for the reporting and presentation of comprehensive income and its components in the financial statements.

NOTE 8 -	SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through date the financial statements were issued. The evaluation did not result in any subsequent events that required disclosures and/or adjustments.

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